UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2016

ABERCROMBIE & FITCH CO.
(Exact name of registrant as specified in its charter)

Delaware	001-12107	31-1469076
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

6301 Fitch Path, New Albany, Ohio 43054
(Address of principal executive offices) (Zip Code)

(614) 283-6500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 3, 2016, Abercrombie & Fitch Co. (“A&F”) announced that Diane Chang, Executive Vice President - Sourcing and a named executive officer of A&F will retire from A&F effective June 24, 2017. Pursuant to an agreement (the “Chang Agreement”) between Ms. Chang and Abercrombie & Fitch Trading Co., (a subsidiary of A&F and collectively with A&F, the “Company”), executed by the Company on November 3, 2016, Ms. Chang will continue to be employed by the Company in her current capacity as Executive Vice President - Sourcing on a full time basis through January 28, 2017. From January 29, 2017 through June 23, 2017, Ms. Chang will be employed by the Company in a part-time capacity to assist with the transition of duties related to her retirement, including, but not limited to vendor management. During this period she will be paid at a rate equivalent to 50% of her annualized base salary.

Pursuant to the Chang Agreement, Ms. Chang is subject to certain restrictive covenants, including the obligations to not compete with certain businesses of the Company (through and including December 31, 2017) and not solicit employees of the Company (through and including December 31, 2018) and is bound by confidentiality and non-disparagement covenants. Subject to her satisfaction of the restrictive covenants in the Chang Agreement, Ms. Chang will receive a cash payment of $450,000 delivered in two equal installments to be paid in December 2017 and December 2018.

The foregoing is a summary of the material terms and conditions of the Chang Agreement and is not a complete discussion of the Chang Agreement. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Chang Agreement which will be filed with A&F’s Quarterly Report on Form 10-Q for the quarterly period ended October 29, 2016.

A copy of the News Release issued by the Company on November 3, 2016 announcing that Ms. Chang will retire from A&F is included with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(a) through (c) Not applicable

(d) Exhibits:

The following exhibit is included with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	News Release issued by Abercrombie & Fitch Co. on November 3, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Abercrombie & Fitch Co.

Dated: November 3, 2016	By:	/s/ Robert E. Bostrom
Robert E. Bostrom
Senior Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	News Release issued by Abercrombie & Fitch Co. on November 3, 2016